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                                                                   Exhibit 10.38


                             CNA Ref: 45 FIR 1999
                             --------------------

Reassured:-                CNA Reinsurance Company Limited, London-
                           i.r.o. its Amsterdam, Zurich and Milan Branches


Period:- Continuous contract in respect of all business written by the Reassured and signed into their 1994 and subsequent Underwriting Years of Account

                           Subject to three months prior notice of cancellation to expire at 31st December any year.

                           HEREON: SIGNING 1999 UNDERWRITING YEAR OF ACCOUNT.

Type:-                     50% Quota Share Treaty


Class:-                    The Reassured's Account of PROPERTY CATASTROPHE
                           EXCESS OF LOSS TREATIES

                           Excluding the Reinsured's interest whether direct or by way of reinsurance in loss arising from claim or claims against an Insured by another party or parties.

                           Notwithstanding the foregoing this reinsurance shall not exclude:

                   a) Workers' Compensation and/or Employers' Liability losses arising from the following perils:-

                           Fire, Lightning, Explosion, Structural Collapse, Windstorm, Hail, Flood, Seismic Activity, Volcanic Eruption, Collision, Riots, Strikes, Civil Commotion, Malicious Damage.


                   b) Any Physical Damage and/or Consequential loss coverage contingent thereon effected by an Insured on behalf of another party.

Territorial Scope:-        Worldwide excluding USA & Canada, other than
                           incidental.

Treaty Detail:-            To take 50% Quota Share of the Reassured's
                           participation subject to a maximum cession hereon of GBP 2,000,000 ($3,000,000) any one programme.
                           Cessions in currencies other than sterling at rates of exchange as used in the books of the Reassured.

Rate:-                     Original Net Premium as Original.

Administrative
Processing Fee:-           7.00% on Original Net Rate.





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                             CNA Ref: 45 FIR 1999
                             --------------------

Profit Commission:-        20% on an Underwriting Year Basis. Losses carried
                           forward to extinction. To be calculated 12 months after the close of the Underwriting Year and annually thereafter subject to a Reinsurer expense allowance of 25%

Taxes:-                    As may be applicable on the original business.

Premium Reserve:-          Not applicable.

Loss Reserve:-             As may be applicable on the original business.

Portfolio:-                Agreed, if and when requested by the Reassured, to
                           close each Underwriting Year of Account at any time after the end of the third year at an amount sufficient to cover all outstanding losses as may be mutually agreed.

Cash Loss:-                At Reassured's discretion, Minimum GBP 888,888
                           ($1,333,333).

Accounts:-                 Quarterly Accounts in GBP and US$ separately on each
                           year of account. Presentation within 45 days of end of quarter with settlement due within 30 days thereafter.

General Conditions:-       Monthly bordereaux of risks ceded January, February
                           and March, quarterly thereafter.
                           Full Reinsurance Clause
                           War Exclusion G51
                           Nuclear Energy Risks Exclusion Clause
                           (Reinsurance) 1984, NMA 1975 (Japanese Amendment)
                           Nuclear Incident Exclusion Clauses - Physical
                           Damage Reinsurance - USA & Canada
                           Excluding Financial Guarantee and Insolvency
                           Maximum Net Premium ceded hereon US$ 10m
                           Maximum aggregate cession per country or territorial zone hereon GBP 20,000,000
                           Insolvency Clause G86.
                           Special cessions to be agreed by Reinsurers prior to binding.
                           Multi year policies accepted by annual re-signing.

Wording:-                  As before as far as applicable, any amendments to be
                           agreed.

Information:-              1999 E.N.P.I. GBP 2,000,000 for 50% Hereon.
                           (Net of Original Brokerage)


HEREON:   100% LaSalle Re Limited.



Signed  /s/ M. C. Stockton                     Dated  28/1/1999
       --------------------------------              ---------------------------

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                  ADDENDUM ATTACHING TO AND FORMING PART OF
                      QUOTA SHARE AGREEMENT MADE BETWEEN

Reassured:-              CNA Reinsurance Company Limited, London, - On behalf of
                         its Amsterdam, Zurich and Milan Branches. (Hereinafter called the "Reassured")

                         and

Reinsurers:-             LaSalle Re Limited
                         (Hereinafter called the "Reinsurers")

Period:- Continuous contract in respect of all business written by the Reassured and signed into their 1994 and subsequent Underwriting Years of Account.

                         Subject to three months prior notice of cancellation to expire at 31st December any year.

                         HEREON: SIGNING FOR 1999 UNDERWRITING YEAR OF ACCOUNT.

Type:-                   50% Quota Share Treaty

_______________________________________________________________________________

It is noted and agreed with effect 1st January, 1999 the following changes:-

Administrative
Processing Fee:-       7.00% on Original Net Rate

Profit Commission:-    The Reinsurers shall pay the Reinsured a Profit
                       Commission of 20.00% calculated on the net profit, if any, under this Agreement in any one Underwriting Year of Account. Such profit commission being calculated as below and payable for each Underwriting Year of Account separately after the close of such Underwriting Year of Account.

                       The first calculation of profit commission for each Underwriting Year of Account shall be made 24 months after the inception of such Underwriting Year of Account and annually thereafter.

                       For the purposes of calculating the profit commission the profit will be deemed to be the difference between Income and Outgo as calculated below.

         INCOME

                       Original Net Premiums, as defined in PREMIUM, for the current Underwriting Year of Account.
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     OUTGO

          a) Losses paid in respect of the Underwriting Year of Account under consideration.

          b)  Commission as defined in the treaty wording.

          c) 100% of the estimated liability for losses outstanding in respect of the Underwriting Year of Account under consideration.

          d)  Reinsurers' expenses calculated at 20.00% of INCOME.

          e) Deficit, if any, from the profit commission statement for the previous Underwriting Years of Account.

          In the event of any premiums or salvages being received, or claims or returns being payable subsequent to the calculation of profit commission, then such profit commission shall be adjusted as if such additional items had been included in the original calculation and the Reassured credited or debited as the case may be, in the next profit commission calculation.

          In the event of a profit commission statement showing a deficit for any one Underwriting Year of Account, the total amount of such deficit shall be debited to the profit commission calculation for the ensuing Underwriting Year or Years of Account.

All other terms and conditions remain unaltered.

On behalf of CNA Reinsurance Company Limited, London, England.



Signed  /s/ Tim I. Madden                         Dated 22 June 1999
       ---------------------------                     -----------------------



On behalf of LaSalle Re Limited, Hamilton, Bermuda.            [LOGO]



Signed  /s/ M. C. Stockton                        Dated  7th July, 1999.
       ---------------------------                      ----------------------

                   ADDENDUM ATTACHING TO AND FORMING PART OF
                      QUOTA SHARE AGREEMENT MADE BETWEEN

     Reassured:-         CNA Reinsurance Company Limited, London,
                         On behalf of its Amsterdam, Zurich and Milan Branches.
                         (Hereinafter called the "Reassured")


                         and


     Reinsurers:-        LaSalle Re Limited
                         (Hereinafter called the "Reinsurers")


     Period:- Continuous contract in respect of all business written by the Reassured and signed into their 1994 and subsequent Underwriting Years of Account.

                         Subject to three months prior notice of cancellation to expire at 31st December any year.

                         HEREON SIGNING FOR 1999 UNDERWRITING YEAR OF ACCOUNT.

     Type:-              50% Quota Share Treaty


________________________________________________________________________________

     It is noted and agreed with effect from 12.01 am 1st April, 1999 this Agreement is cancelled

     As a consequence of this change the following should be noted:-

     Loss Portfolio:-    The Reinsurer shall be debited with a portfolio of loss
                         withdrawal calculated at 50% of the Reassured's estimate of losses outstanding at the 1st April, 1999 and thereafter shall be free of further liability

     Profit Commission:- The Reinsurers shall pay the Reassured a provisional
                         Profit Commission of 20.00% calculated on the net profit expected under this Agreement in respect of the reduction of 50% in the 1999 Underwriting Year of Account. Such profit commission being calculated in accordance with the formula previously agreed.

                         Any further adjustment to the calculation of the provisional profit commission statement will be made 24 months after the inception of the 1999 Underwriting Year of Account and annually thereafter.



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All other terms and conditions remain unaltered


On behalf of CNA Reinsurance Company Limited, London, England.



Signed /s/ Tim I. Madden                      Dated 22 June 1999
       -----------------                            ----------------


On behalf of LaSalle Re Limited, Hamilton, Bermuda.    [LOGO]


Signed /s/ M. C. Stockton                     Dated 7th July, 1999.
       ------------------                           ----------------